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EXHIBIT 10.1


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

This First Amendment (the "Amendment") effective October 29, 2004 (the "Effective Date") to that certain EMPLOYMENT AGREEMENT, dated December 5, 2003 (the "Agreement"), by and between LOUDEYE CORP., a Delaware corporation (the "Company" or "Loudeye"), and ANTHONY BAY (the "Executive"). The Company and the Executive are hereinafter collectively referred to as the "Parties" and individually referred to as a "Party."

The Parties hereto agree as follows:

ALL REFERENCES TO "CHAIRMAN AND CHIEF STRATEGY OFFICER OF THE COMPANY" ARE HEREBY SUPERSEDED AND REPLACED WITH "CHAIRMAN OF THE BOARD OF DIRECTORS."

All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the Effective Date.

EXECUTIVE:                              LOUDEYE CORP.


/s/ Anthony Bay                         /s/ Jeff Cavins
------------------------------------    ------------------------------------
Anthony Bay                             Jeff Cavins
                                        President and CEO